United States
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
 __________________________________
FORM 8-K/A
(Amendment No. 1)
__________________________________
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: May 5, 2017
Commission File Number 1-7107
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LOUISIANA-PACIFIC CORPORATION
(Exact name of registrant as specified in its charter)
 __________________________________

DELAWARE	1-7107	93-0609074
(State or other jurisdiction of incorporation or organization)	Commission File Number	(IRS Employer Identification No.)
414 Union Street, Suite 2000, Nashville, TN 37219
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (615) 986-5600
 __________________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Œ	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Œ	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Œ	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Œ	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Explanatory Note

On June 20, 2019, Louisiana-Pacific Corporation (the “Company”) filed a Current Report on Form 8-K providing for, among other things, the information required under Item 5.07 of Form 8-K in connection with the Company’s 2017 annual meeting of stockholders. This Current Report on Form 8-K/A is being filed to correct certain typographical errors under Item 5.07.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On June 19, 2017, Louisiana-Pacific Corporation (the “Company”) announced that the Board of Directors accepted Mr. Curtis Stevens’ resignation from the Board of Directors, effective June 30, 2017.  Mr. Stevens’ resignation from the Board is in connection with his previously announced retirement as the Company's Chief Executive Officer effective the same date.

Item 5.07    Matters Submitted to Vote
LP held its annual meeting on May 5, 2017, at which the stockholders of LP voted on the following:
The election of two directors, the ratification of the selection of LP's outside independent auditor for 2017, an advisory vote to approve named executive officer compensation, and an advisory vote on the frequency of the advisory vote on executive compensation.
The voting with respect to each of these matters was as follows:

1. Election of Directors
	For	Withheld	Broker Non-Votes
E. Gary Cook	115,430,585	181,777	7,167,579
Kurt M. Landgraf	115,548,527	158,580	7,167,579

	For	Against	Abstain
2. Ratification of LP's outside independent auditor	128,422,438	1,928,182	130,913

	For	Against	Abstain
3. Advisory vote to approve named executive officer compensation	119,378,234	3,764,799	170,921

	1 Year	2 Years	3 Years	Abstain
4. Advisory vote on the frequency of the advisory vote on executive compensation	102,475,693	81,078	20,624,787	13,296

In light of such vote on Item 4, LP will hold the advisory vote on named executive officers compensation annually.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LOUISIANA-PACIFIC CORPORATION

By:	/s/ MARK A. FUCHS
Mark A. Fuchs
Vice President and Secretary

Date: June 21. 2017